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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 9, 2000
                Date of Report (Date of earliest event reported)
                         Streamedia Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                              22-3622272
--------------------------------                         ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

244 West 54th Street, New York                                         10019
--------------------------------------                               ---------
(Address of principal executive offices)                             (Zip Code)

                                 (212) 445-1700
                                 --------------
               Registrant's telephone number, including area code


             ------------------------------------------------------
                             (Former name or former
                    address, if changed since last report.)


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Item 2.           Acquisition or Disposition of Assets.

Effective January 9, 2001, Streamedia Communications, Inc. ("Streamedia") acquired eLeaders, Inc. (www.eleaders.com) ("eLeaders"), of Mineola, NY. eLeaders provides hosting, Internet access (DSL services), and web site design to over 860 clients throughout the U.S., including i-Bank24.com, Luminant (Nasdaq: LUMN), Sterling National Bank, Systec, Inc., CoolAudio, a division of NetGain (NTGN.OB), and OrbitTravel.com (OBTV.OB).

The merger was a stock-for-stock exchange. As such, both companies intend the transaction be accounted for as a tax-free organization and pooling of interests. Streamedia acquired all of eLeaders' assets, including its web hosting and streaming contracts and equipment, DSL contracts and equipment, and its internet and information technology consulting business. As consideration, Streamedia gave eLeaders 520,000 shares of Streamedia common stock in exchange for all issued and outstanding stock of eLeaders. This agreement was the product of an arms' length negotiation with Mr. Richard Mittasch, the sole stockholder of eLeaders. There was no material relationship between Streamedia and either eLeaders or Mr. Mittasch prior to the acquisition. Following the acquisition, Streamedia intends to continue to use the assets of eLeaders for the same purposes to which they previously were devoted.

A copy of the press release relating to the events in this Item 2 was issued on January 10, 2001, an is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 5.           Other Events.


Effective January 24, 2001, Streamedia entered into a global strategic partnership for the provision of IT services and broadband solutions with Siberian Internet Company ("Sibintek"), Moscow
(www.sibintek.ru/english/default.stm), a division of Yukos Oil Co.

A copy of the press release relating to the events in this Item 5 was issued on January 10, 2001, an is attached as Exhibit 99.2 and incorporated herein by this reference.

Also effective January 24, 2001, Streamedia signed a letter of intent to merge eSynch Corp. ("eSynch"). eSynch offers media infrastructure delivery tools and services for the streaming video marketplace. According to terms of the letter of intent, eSynch will become a wholly owned subsidiary of Streamedia.

A copy of the press release relating to the events in this Item 5 was issued on January 10, 2001, an is attached as Exhibit 99.3 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired. It is impractical at this time to provide this information. This information shall be filed as soon as practical, but in no event later than March 20, 2001.

(b) Pro-Forma Financial Information. It is impractical at this time to provide this information. This information will be filed as soon as practical, but in no event later than March 20, 2001.

(c)      Exhibits.

99.1     Press Release for eLeaders acquisition.
99.2     Press Release for Sibintek strategic alliance.
99.3     Press Release for eSynch merger.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 12, 2000

Streamedia Communications, Inc.

/s/ Henry Siegel
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HENRY SIEGEL
President and Chief Executive Officer